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Exhibit 24.1

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 15,120,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits, or stock dividends occurring after the date hereof, or $655,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, which may be issued in connection with the acquisition by the Company of Pacific Northwest Bancorp and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of May 2003.

/s/ J.A. BLANCHARD III

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 15,120,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits, or stock dividends occurring after the date hereof, or $655,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, which may be issued in connection with the acquisition by the Company of Pacific Northwest Bancorp and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 13th day of May 2003.

/s/ SUSAN E. ENGEL

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 15,120,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits, or stock dividends occurring after the date hereof, or $655,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, which may be issued in connection with the acquisition by the Company of Pacific Northwest Bancorp and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of May 2003.

/s/ ENRIQUE HERNANDEZ, JR.

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 15,120,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits, or stock dividends occurring after the date hereof, or $655,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, which may be issued in connection with the acquisition by the Company of Pacific Northwest Bancorp and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of May 2003.

/s/ ROBERT L. JOSS

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 15,120,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits, or stock dividends occurring after the date hereof, or $655,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, which may be issued in connection with the acquisition by the Company of Pacific Northwest Bancorp and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of May 2003.

/s/ REATHA CLARK KING

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 15,120,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits, or stock dividends occurring after the date hereof, or $655,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, which may be issued in connection with the acquisition by the Company of Pacific Northwest Bancorp and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of May 2003.

/s/ RICHARD M. KOVACEVICH

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 15,120,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits, or stock dividends occurring after the date hereof, or $655,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, which may be issued in connection with the acquisition by the Company of Pacific Northwest Bancorp and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 16th day of May 2003.

/s/ RICHARD D. MCCORMICK

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 15,120,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits, or stock dividends occurring after the date hereof, or $655,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, which may be issued in connection with the acquisition by the Company of Pacific Northwest Bancorp and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of May 2003.

/s/ CYNTHIA H. MILLIGAN

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 15,120,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits, or stock dividends occurring after the date hereof, or $655,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, which may be issued in connection with the acquisition by the Company of Pacific Northwest Bancorp and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of May 2003.

/s/ BENJAMIN F. MONTOYA

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 15,120,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits, or stock dividends occurring after the date hereof, or $655,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, which may be issued in connection with the acquisition by the Company of Pacific Northwest Bancorp and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of May 2003.

/s/ PHILIP J. QUIGLEY

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 15,120,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits, or stock dividends occurring after the date hereof, or $655,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, which may be issued in connection with the acquisition by the Company of Pacific Northwest Bancorp and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of May 2003.

/s/ DONALD B. RICE

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 15,120,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits, or stock dividends occurring after the date hereof, or $655,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, which may be issued in connection with the acquisition by the Company of Pacific Northwest Bancorp and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of May 2003.

/s/ JUDITH M. RUNSTAD

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 15,120,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits, or stock dividends occurring after the date hereof, or $655,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, which may be issued in connection with the acquisition by the Company of Pacific Northwest Bancorp and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of May 2003.

/s/ SUSAN G. SWENSON

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 15,120,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits, or stock dividends occurring after the date hereof, or $655,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, which may be issued in connection with the acquisition by the Company of Pacific Northwest Bancorp and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 16th day of May 2003.

/s/ MICHAEL W. WRIGHT

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WELLS FARGO & COMPANY